UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): December 29, 2005

                              GLOBALNET CORPORATION
               (Exact name of registrant as specified in charter)

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                Nevada                                 000-24962                             75-2863583
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
    (State or Other Jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
    Incorporation or Organization)
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              2616 South Loop West, Suite 660, Houston, Texas 77054
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (832) 778-9591

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

On December 29, 2005, GlobalNet Corporation (the "Company") and Mark Wood ("Wood"), the Company's Chief Executive Officer, entered into a Settlement Agreement and Release (the "Wood Agreement"). Pursuant to the Wood Agreement, the Company and Wood each agreed that the payment of $96,500 (the "Wood Payment") made in April 2005 represented full satisfaction of all claims by Wood against the Company including a loan owed by the Company to Wood in the amount of $17,924, loan interest in the amount of $14,500, deferred compensation in the amount of $140,000 and expenses paid by Wood on behalf of the Company in the amount of $25,000 (collectively, the "Wood Claims"). Further, Wood remitted $18,067 to the Company to cover state and federal withholding taxes. The Company and Wood mutually released one another from any actions or claims related to the Wood Claims and the Wood Payment.

On December 30, 2005, the Company and Thomas Seifert ("Seifert"), a former executive officer of the Company, entered into a Settlement Agreement and Release (the "Seifert Agreement"). Pursuant to the Seifert Agreement, the Company and Seifert each agreed that the payment of $64,500 (the "Seifert Payment") made in April 2005 represented full satisfaction of all claims by Seifert against the Company including a loan owed by the Company to Seifert in the amount of $10,000, deferred compensation in the amount of $16,667, a bonus in the amount of $45,000 and salary due to Seifert in the amount of $60,000 pursuant to the Employment Agreement entered between Seifert and the Company and such Employment Agreement was terminated except that all health insurance premiums shall be paid through January 31, 2006 (collectively, the "Seifert Claims"). Further, Seifert remitted $9,844 to the Company to cover state and federal withholding taxes. The Company and Seifert mutually released one another from any actions or claims related to the Seifert Claims and the Seifert Payment.

The Company and Seifert also agreed that Seifert has and will serve as a consultant to the Company from October 16, 2005 through January 20, 2006 in consideration of a payment in the amount of $4,875. From January 21, 2006 to April 30, 2006, Seifert shall provide the Company with consulting services at an agreed hourly rate plus reimbursement of all expenses. As additional consideration, the Company shall pay Seifert $2,500 upon the filing of the 10-KSB for each of the years ended December 31, 2003, December 31, 2004 and December 31, 2005.


Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description

10.1 Settlement Agreement and Release dated December 29, 2005 entered by and between GlobalNet Corporation and Mark Wood

10.2 Settlement Agreement and Release dated December 30, 2005 entered by and between GlobalNet Corporation and Thomas Seifert

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBALNET CORPORATION

Date: January 5, 2006                       By:/s/Thomas P. Dunn
                                               -----------------
                                            Name: Thomas P. Dunn
                                            Title: CFO